================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

        Date of report (Date of earliest event reported): April 26, 2004

                          BRIDGE STREET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                  000-50105                         13-4217332
  (State or other jurisdiction of                   (Commission File                    (IRS Employer
          incorporation)                                Number)                       Identification No.)


                  44 East Bridge Street, Oswego, New York 13126
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (315) 343-4100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEMS 1-6.        Not applicable.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a) No financial statements are required to be filed with this report.

                  (b) No pro forma financial information is required to be filed with this report.

                  (c)      The following exhibit is furnished with this Report:

                  Exhibit No.   Description
                  -----------   -----------

                  99.1 Press release issued by Bridge Street Financial, Inc. (the "Company") on April 26, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEMS 8-11.       Not applicable.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                           On April 26, 2004, the Company announced its earnings
                  for the first quarter of the 2004 fiscal year. A copy of the press release, dated April 26, 2004, describing first quarter earnings is furnished as Exhibit 99.1.

                           This information and Exhibit 99.1 shall not be deemed
                  "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BRIDGE STREET FINANCIAL, INC.




                                   By:     /s/ Gregory J. Kreis
                                           -------------------------------------
                                   Name:   Gregory J. Kreis
                                   Title:  President and Chief Executive Officer

Date: April 27, 2004

                                  EXHIBIT INDEX


     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
         99.1                           Press Release dated April 26, 2004.